UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                      December 22, 2008 (December 16, 2008)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


         MISSOURI                     0-20632                   43-1175538
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                      Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ITEM 5.02  DEPARTURE OF  DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
           ARRANGEMENTS OF CERTAIN OFFICERS................................   1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS...............................   1

SIGNATURE  ................................................................   2

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)        On December 16, 2008,  the  Board of  Directors of  First Banks, Inc.
           (the "Company") elected Mr. Allen H. Blake and Mr. James A. Cooper to the Company's Board of Directors, effective immediately.

           Mr. Blake previously served as a Director of the Company from 1988 to March 2007, President of the Company from October 1999 to March 2007, Chief Executive Officer of the Company from April 2003 to March 2007, and Chief Financial Officer of the Company from February 1984 to September 1999 and from May 2001 to August 2005. Mr. Blake announced his retirement and resigned his positions as Director, President and Chief Executive Officer of the Company effective March 31, 2007. See discussion regarding compensation arrangements between the Company and Mr. Blake prior to his retirement in "Item 12 - Executive Compensation" of the Company's Amendment No. 1 to its Annual Report on Form 10-K as of and for the year ended December 31, 2007 (the "Amended Form 10-K"). In addition, Mr. Blake received the second of ten installment distribution payments from his vested participant account balance in the Company's Nonqualified Deferred Compensation Plan in the amount of $150,000 in 2008.

           Mr. Cooper has served as Managing Partner of Thompson Street Capital Partners since 2000. Thompson Street Capital Partners manages approximately $445 million in private equity, investing in middle-market manufacturing, distribution and service companies. Since January 1, 2007, the Company, through its subsidiaries First Bank and First Bank Business Capital, Inc., has engaged in transactions in the ordinary course of business with Mr. Cooper and the entities with which he is associated. All loans, loan commitments and other banking services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others not related to the lender and did not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects that Mr. Cooper will be elected to the Audit Committee of the Board of Directors in early 2009, subject to the formal nomination and approval by the Company's Board of Directors.

           Mr. Blake and Mr.Cooper will receive compensation for their services as directors consistent with that of the Company's other non-employee directors, as more fully described in the Company's Amended Form 10-K.

           On December 22, 2008, the Company issued a press release announcing the election of the two new directors. A copy of the press release is attached hereto as Exhibit 99.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

           Exhibit Number         Description
           --------------         -----------

                 99 Press release dated as of December 22, 2008 - filed herewith.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST BANKS, INC.



Date:  December 22, 2008               By: /s/ Terrance M. McCarthy
                                           -------------------------------------
                                               Terrance M. McCarthy
                                               President and
                                               Chief Executive Officer